UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 21, 2013

Old National Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-15817	35-1539838
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Main Street, Evansville, Indiana		47708
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(812) 464-1294

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

The Office of the Comptroller of the Currency has approved Old National Bank’s ("ONB’s") previously announced proposed acquisition of 24 branch offices of Bank of America, National Association ("Bank of America") in Northern Indiana and Southwestern Michigan (the "Transaction"). ONB is a wholly owned subsidiary of Old National Bancorp. It is anticipated that the Transaction will close on July 12, 2013. The Transaction remains subject to the satisfaction of the closing conditions set forth in the purchase and assumption agreement between ONB and Bank of America.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding future events and developments concerning ONB’s proposed acquisition of certain branch offices of Bank of America. You can find many of these statements by looking for words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. Statements about the expected timing and completion of the proposed acquisition and all other statements in this Current Report other than historical facts constitute forward-looking statements.

Forward-looking statements involve certain risks and uncertainties. The ability of either ONB to predict results or actual effects of its plans and strategies, or those of the combined company, is inherently uncertain. Accordingly, actual results may differ materially from those expressed in, or implied by, the forward-looking statements. Because these forward-looking statements are subject to assumptions and uncertainties, the developments and future events concerning ONB set forth in this Current Report may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this Current Report.

All written and oral forward-looking statements concerning the merger or other matters addressed in this Current Report and attributable to ONB or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. ONB undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp

June 21, 2013	By:	Jeffrey L. Knight

Name: Jeffrey L. Knight
Title: Executive Vice President, Chief Legal Counsel and Corporate Secretary